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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in the Registration Statements on Form S-8 (No's. 333-198830 and 333-203227) of our report dated March 15, 2016, with respect to the effectiveness of internal control over financial reporting of Eldorado Resorts, Inc., included in this Form 10-K/A.

/s/ Ernst & Young LLP

Sacramento, California
November 1, 2016

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM